EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION  RIGHTS  AGREEMENT,  dated  as of March 11, 2000, between Omni
Nutraceuticals, Inc., a Utah corporation (together with any successors, the "Company"), and R. Lindsey Duncan and Cheryl Wheeler (collectively, "Duncan").

     Duncan owns or has the right to acquire 7,000,000 shares of Common Stock (as defined) of the Company. The Company and the Duncan deem it to be in their respective best interests to set forth the rights of the Duncan in connection with public offerings and sales of shares of Common Stock.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and Duncan hereby agree as follows:

SECTION  1.     DEFINITIONS.
                -----------

     As used in this Agreement, the following terms shall have the following meanings:

     "Common  Stock"  shall mean the Common Stock, $0.01 par value per share, of
      -------------
the  Company.

     "Commission" shall mean the Securities and Exchange Commission or any other
      ----------
Federal  agency  at  the  time  administering  the  Securities  Act.

     "Exchange  Act"  shall  mean  the  Securities  Exchange  Act of 1934 or any
      -------------
successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Information"  has  the  meaning  ascribed  thereto  in  Section  6(i).
      -----------                                             -------------

     "Inspectors"  has  the  meaning  ascribed  thereto  in  Section  6(i).
      ----------                                             -------------

     "Duncan"  shall  mean Duncan or any successor to, or assignee or transferee
      ------
of,  Duncan.

     "Duncan's  Counsel"  has  the  meaning  ascribed  thereto  in Section 6(b).
      -----------------                                            ------------

     "Material  Transaction" means any material transaction in which the Company
      ---------------------
or any of its Subsidiaries proposes to engage or is engaged, including a purchase or sale of assets or securities, financing, merger, consolidation, tender offer or any other transaction that would require disclosure pursuant to the Exchange Act, and with respect to which the board of directors of the Company reasonably has determined in good faith that compliance with this Agreement may reasonably be expected to either materially interfere with the Company's or such Subsidiary's ability to consummate such transaction in a timely fashion or require the Company to disclose material, non-public information prior to such time as it would otherwise be required to be disclosed.

     "Other Shares" shall mean at any time those shares of Common Stock which do
      ------------
not  constitute  Primary  Shares  or  Registrable  Shares.

     "Person"  shall  be  construed  as  broadly  as possible and shall include,
      ------
without limitation, an individual, a partnership, an investment fund, a limited liability company, a corporation, an association, a joint shares company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Prior  Registration  Rights  Agreement"  shall  refer  to  that  certain
      --------------------------------------
Registration  Rights  Agreement,  dated  January  24,  2000,  by and between the
      ---
Company  and  the  Investors  (as  defined  therein).

     "Primary  Shares"  shall mean at any time authorized but unissued shares of
      ---------------
Common  Stock  or  shares  of  Common Stock held by the Company in its treasury.

     "Registrable  Shares" shall mean any Restricted Shares owned by Duncan, but
      -------------------
not  to  exceed  7,000,000  shares.

     "Restricted  Shares"  means, at any time, with respect to Duncan, shares of
      ------------------
Common Stock then owned by Duncan, and includes: (i) Common Stock which may be issued as a dividend or distribution; (ii) any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock issued; and (iii) any securities received in respect of, or upon exercise, exchange  or  conversion  of, the foregoing, in each case in clauses (i) through
                                                             -----------
(iii)  which  at  any time are held by such Duncan, or any transferee of Duncan.
  ---
As to any particular shares of Restricted Shares, such shares shall cease to be Restricted Shares when: (A) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to and in the manner described in such effective registration statement; (B) they are sold or distributed pursuant to Rule 144; (C) they have ceased to be outstanding; or (D) provided Duncan is the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of less than ten percent (10%) of the issued and outstanding shares of Common Stock as of the date of the filing of a registration statement pursuant to which Duncan would otherwise have the right to require such shares to be included in such registration statement, if such shares could lawfully then be sold in an open market transaction, without registration, and without restriction or limitation as to the amount of such sales (other than pursuant to a lock-up agreement).

     "Registration  Date"  shall  mean  the  date  upon  which  the registration
      ------------------
statement  pursuant  to which the Company shall have registered shares of Common
      -
Stock under the Securities Act for sale to the public shall have been declared effective.

     "Rule  144" shall mean Rule 144 promulgated under the Securities Act or any
      ---------
successor  rule  thereto  or any complementary rule thereto (such as Rule 144A).

     "Securities  Act"  shall  mean  the Securities Act of 1933 or any successor
      ---------------
Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "Subsidiary"  means,  with respect to any Person, any other Person of which
      ----------
the securities having a majority of the ordinary voting power in electing the board of directors (or other governing body) of such other Person, at the time as of which any determination is being made, are owned by such first Person either directly or through one or more of its Subsidiaries.


SECTION  2.     FORM  S-8  REGISTRATION.
                -----------------------

     If the Company at any time proposes for any reason to register shares of Common Stock under the Securities Act on Form S-8 promulgated under the Securities Act or any successor forms thereto, it shall promptly give written notice to Duncan of its intention to so register such shares and, upon the written request, delivered to the Company within 10 days after delivery of any such notice by the Company, of Duncan to include in such registration Registrable Shares issuable upon exercise of options or warrants and which are eligible for inclusion on Form S-8 (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration.

SECTION  3.     PIGGYBACK  REGISTRATION.
                -----------------------

     If the Company at any time proposes for any reason to register shares of Common Stock under the Securities Act (other than on Form S-4, F-4 or S-8 promulgated under the Securities Act or any successor forms thereto), including, without limitation, the registration statement to be filed by the Company pursuant to the Prior Registration Rights Agreement, it shall promptly give written notice to Duncan of its intention to so register such shares and, upon the written request, delivered to the Company within 30 days after delivery of any such notice by the Company, of Duncan to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that, if the managing underwriter advises the Company that
           -------
the inclusion of all Registrable Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the shares proposed to be registered by the Company, then the number of shares proposed to be included in such registration shall be included in the following order of priority:

     (i)     first,  the  Registrable  Shares  requested  to be included in such
             -----
registration (or, if necessary (and other than as provided below), such Registrable Shares pro rata among the holders thereof based upon the number of
                     --- ----
Registrable Shares requested to be registered by each such holder), along with the Registrable Shares (as defined in the Prior Registration rights Agreement) to be included in such registration pursuant to the provisions of the Prior Registration Rights Agreement;

     (ii)     second,  the  Primary  Shares;  and
              ------

     (iii)     third,  the  Other  Shares.
               -----

     Notwithstanding the foregoing, in the event that an underwriter does not permit all of Duncan's Registrable Shares and the Registrable Shares of the Investors, as defined in the Prior Registration Rights Agreement (the "Investors' Registrable Shares"), to be included in such registration, then Duncan and the Investors shall have the right to include an equal number of shares in such registration statement.

SECTION  4.     REGISTRATIONS  ON  FORM  S-3.
                ----------------------------

     Notwithstanding anything herein to the contrary, at such time as the Company shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, Duncan shall have the right to request in writing one registration on Form S-3 (or any successor form thereto) of Registrable Shares within any 12-month period, which request or requests shall: (i) specify the number of Registrable Shares intended to be sold or disposed of and the holders thereof; (ii) state the intended method of disposition of such Registrable Shares; and (iii) relate to Registrable Shares having an aggregate gross offering price of at least $500,000.

SECTION  5.     REQUIRED  REGISTRATION.
                ----------------------

     The Company shall, within 90 days of the date hereof (the "Required Filing Date"), file a registration statement covering up to 7,000,000 shares of Common Stock beneficially owned by Duncan. Such registration statement shall be effective within 150 days of the date hereof (the "Required Effective Date"). The Company shall pay all registration expenses (other than commissions and selling expenses) associated with such registration, and shall keep such registration statement effective and current for a period of not less than the sooner of (i) two years from the date of this Agreement, or (ii) the date on which all the shares of Common Stock registered under such registration statement have been disposed of pursuant to and in the manner described in such effective registration statement, or (iii) provided Duncan is the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of less than ten percent (10%) of the issued and outstanding shares of Common Stock, the date on which such shares of Common Stock become eligible for sale pursuant to Rule 144(k) or its equivalent, but in any event such registration statement shall be kept current for at least one year.

SECTION  6.     PREPARATION  AND  FILING.
                ------------------------

     If, and whenever, the Company is under an obligation pursuant to this Agreement to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

     (a) cause a registration statement that registers such Registrable Shares to become and remain effective for a period of two years or such earlier period in which all of such Registrable Shares have been disposed of pursuant to and in the manner described in such effective registration statement or, provided Duncan is the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of less than ten percent (10%) of the issued and outstanding shares of Common Stock, such Shares become eligible for sale pursuant to Rule 144(k) or its equivalent, but in any event such registration statement shall be kept current for at least one year;

     (b) furnish, at least five business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by Duncan ("Duncan's Counsel"), copies of
                                                   ----------------
all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to Duncan's Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

     (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of two years or such earlier period in which all of such Registrable Shares have been disposed of pursuant to and in the manner described in such effective registration statement or, provided Duncan is the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of less than ten percent (10%) of the issued and outstanding shares of Common Stock, such Shares become eligible for sale pursuant to Rule 144(k) or its equivalent, but in any event such registration statement shall be kept current for at least one year, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

     (d) notify in writing Duncan' Counsel promptly of (i) the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose (and the Company shall use its best efforts to prevent the issuance thereof or, if issued, to obtain its withdrawal) and (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

     (e) register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as Duncan reasonably requests, to keep such registrations or qualifications in effect for so long as the registration statement covering such Registrable Shares remains in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable Duncan to consummate the disposition in such jurisdictions of the Registrable Shares owned by Duncan; provided, however, the Company shall not be required to qualify to do business in any such jurisdictions;

     (f) furnish to Duncan or other holders of such Registrable Shares such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Duncan or holders may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

     (g) cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable Duncan or other holders of such Registrable Shares to consummate the disposition of such Registrable Shares;

     (h)     notify  on  a  timely  basis  Duncan  or  other  holders  of  such
Registrable Shares at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate  period  mentioned  in  subsection  (a)  of  this  Section 6, of the
                                    ---------------            ---------
happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of Duncan or other holders of Registrable Shares, prepare and furnish to Duncan or such other holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

     (i) make available upon reasonable notice and during normal business hours, for inspection by Duncan or other holders of such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by Duncan or underwriter (collectively, the "Inspectors"), all pertinent financial and other
                                 ----------
records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them
                      -------
to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in
                -----------
connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors, unless
(i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such Information has been made generally available to the public through no breach of any duty owed the Company. Duncan agrees that he will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

     (j) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary
                      -------------
times and covering matters of the type customarily covered by cold comfort letters;

     (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form, naming Duncan as an additional addressee or party who may rely thereon;

     (l) provide a transfer agent and registrar (which may be the same entity and which may not be the Company) for such Registrable Shares;

     (m) issue to any underwriter to which Duncan holding such Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

     (n) list such Registrable Shares on any national securities exchange on which any shares of Common Stock are listed or, if shares of Common Stock are not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), or such other
                                                           ----
national securities exchange as the holders of a majority of such Registrable Shares shall reasonably request and provided that the Company meets the listing criteria of such exchange; and

     (o) otherwise comply with all applicable rules of the Commission, and timely file all reports required to be filed pursuant to the Securities and Exchange Act of 1934, as amended; and

     (p) use its best efforts to take all other commercially reasonable steps necessary to effect the registration of such Registrable Shares contemplated hereby.

     Each holder of Registrable Shares which are being or have been registered pursuant to this Agreement shall provide to the Company, upon the request of the Company, such written information and materials as the Company may reasonably request in order to effect or maintain such registration. Each holder of Registrable Shares, upon receipt of any notice from the Company of any event of the kind described in Section 6(h), shall forthwith discontinue the disposition
                       ------------
of such Registrable Shares pursuant to the registration statement covering such Registrable Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(h), and, if so directed by the
                                        ------------
Company, such holder shall deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.

SECTION  7.     EXPENSES.
                --------

     All expenses (other than underwriting discounts and commissions relating to the Registrable Shares, as provided in the last sentence of this Section 7)
                                                                      ---------
incurred by the Company or Duncan in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NYSE, AMEX, NASD and other domestic or foreign exchanges, as applicable), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants and fees and expenses of one legal counsel for Duncan, shall be paid by the Company; provided, however, that all underwriting discounts and selling
                  --------  -------
commissions (but not non-accountable expense allowances) applicable solely to the Registrable Shares and Other Shares shall be borne by the holders selling such Registrable Shares and Other Shares, in proportion to the number of Registrable Shares and Other Shares sold by each such holder.

SECTION  8.     INDEMNIFICATION.
                ---------------

     (a) To the extent permitted by law, in connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each holder of Registrable Shares and any other Person acting on behalf of the holders of Registrable Shares and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act, and if the holder is an individual, his heirs and legal representatives, against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the holders of Registrable Shares, such other Person acting on behalf of the holders of
Registrable Shares and each such controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however,
                                                              --------  -------
that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the holders of Registrable Shares specifically for use in the preparation thereof;

     (b) To the extent permitted by law, in connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares shall severally and not jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in Section
                                                                         -------
8(a)) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other Person acting on behalf of the holders of Registrable Shares and each Person who controls any of the foregoing Persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such seller specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus,  amendment,  supplement  or  document;  provided,  however, that the
                                                    --------   -------
maximum amount of liability in respect of such indemnification shall be in proportion to and limited to, in the case of each seller of Registrable Shares, an amount equal to the net proceeds actually received by such seller.

     (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Sections 8(a) and
                                                               -------------
8(b), such indemnified party will, if a claim in respect thereof is made against
  --
an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified  party,  and  after  notice  from  the  indemnifying  party  to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that, if any indemnified party shall have reasonably
         --------  -------
concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 8, then the indemnifying party shall not have the right to
          ----------
assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 8. The
                                                                 ---------
indemnifying party shall not be liable to indemnify any indemnified party for any settlement of any claim or action effected without the consent of the indemnifying party, which consent may not be unreasonably withheld. The indemnifying party may not settle any claim or action brought against an indemnified party without such party's consent unless (i) such indemnified party is unconditionally released from all and any liability as part of such settlement and (ii) such settlement does not impose any consent order, injunction or decree which would restrict the future activity or conduct of the indemnified party.

     (d)     If  the indemnification provided for in this Section 8 is held by a
                                                          ---------
court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, however, that, if the circumstances described in either proviso of
    ----   -------
Section  8(a)  apply to the indemnified party, then the indemnifying party shall
   ----------
not be obligated to contribute with respect to such loss, claim, damage, liability or action to the extent set forth in such proviso. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The Company and the sellers of Registrable Shares agree that it would not be just and equitable if contribution pursuant to Section 8(d) were
                                                               ------------
determined by pro rata allocation (even if the holders and any underwriters were
              --- ----
treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Sections 8(c) and 8(d). The amount paid or payable by an indemnified party as a
      -------     ----
result  of the losses, claims, damages and liabilities referred to in subsection
                                                                      ----------
(d) of this Section 8 shall be deemed to include, subject to the limitations set
---         ---------
forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

SECTION  9.     UNDERWRITING  AGREEMENT.
                -----------------------

     Notwithstanding  the  provisions  of  Sections 5, 6, 7 and 8, to the extent
                                           -------- -  -  -     -
that the sellers of Registrable Shares shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such agreement addressing such issue or issues shall control; provided, however, that any such
                                                --------  -------
agreement to which the Company is not a party shall not be binding upon the Company.

SECTION  10.     OBLIGATIONS  OF  DUNCAN.
                 -----------------------

     (a) Each seller of Registrable Shares shall furnish to the Company such written information regarding such seller and the distribution proposed by the seller as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     (b) Duncan, by Duncan's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement(s) hereunder, unless Duncan has notified the Company in writing of Duncan's election to exclude all of Duncan's Registrable Securities from the Registration Statement, thereby waiving its rights to have his Registrable Securities registered thereunder.

     (c) In the event that the holders of a majority of Duncan's Registrable Shares and the Investors' Registrable Shares (combined) being registered determine to engage the services of an underwriter, Duncan agrees to enter into and perform his obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of Duncan's Registrable Shares and the Investors' Registrable Shares, unless Duncan notifies the Company in writing of his election to exclude all of his Registrable Shares from the Registration Statement(s), thereby waiving his rights to have his Registrable Shares registered thereunder.

     (d) Duncan agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(h), Duncan will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement(s) covering such Registrable Securities until Duncan's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 6(h), which the Company agrees will be prepared and filed with the Commission as expeditiously as possible, and, if so directed by the Company, Duncan shall deliver to the Company (at the expense of the Company) all copies in Duncan's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     (e) Duncan may not participate in any underwritten registration hereunder unless Duncan (i) agrees to sell Duncan's Registrable Securities on the basis provided in any underwriting arrangements relating to such underwritten registration, (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, lock-up agreements for periods up to 180 days, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay his pro rata share of all underwriting discounts and commissions.

SECTION  11.     EXCHANGE  ACT  COMPLIANCE.
                 -------------------------

     From the Registration Date or such earlier date as a registration statement filed by the Company pursuant to the Securities Act relating to any class of the Company's securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act applicable to it (whether or not it shall be required to do so) and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with Duncan in supplying such information as may be necessary for Duncan to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

SECTION  12.     MERGERS,  ETC.
                 -------------

     The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to include the common stock, if any, that holders of Registrable Shares would be entitled to receive in exchange for Common Stock under any such merger, consolidation or reorganization; provided,
                                                                       --------
however,  that,  to  the extent holders of Registrable Shares receive securities
 ------
that  are  by  their  terms convertible into common stock of the issuer thereof,
 -
then  only such shares of common stock as are issued or issuable upon conversion
 -
of said convertible securities shall be included within the definition of "Registrable Shares."

SECTION  13.     NEW  CERTIFICATES.
                 -----------------

     As expeditiously as possible after the effectiveness of any registration statement filed pursuant to this Agreement, the Company will deliver in exchange for any legended certificate evidencing Restricted Shares so registered, new stock certificates not bearing any restrictive legends, provided that, in the
                                                           --------
event less than all of the Restricted Shares evidenced by such legended certificate are registered, the holder thereof agrees that a new certificate evidencing such unregistered shares will be issued bearing the appropriate restrictive legend. Notwithstanding any provision herein to the contrary, the Company shall be required by the terms of this Agreement to deliver new stock certificates without a restrictive legend in exchange for any legended certificates representing the 1,000,000 Restricted Shares to be issued by the Company to Duncan pursuant to that certain letter agreement with Klee Irwin dated as of March 11, 2000 only after Duncan notifies the Company in writing that he has sold, or has a present intent to sell, such Restricted Shares pursuant to an effective registration statement filed pursuant to this Agreement.

SECTION  14.     NO  CONFLICT  OF  RIGHTS.
                 ------------------------

     The Company represents and warrants to Duncan that the registration rights granted to Duncan hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

SECTION  15.     TERMINATION.
                 -----------

     This Agreement shall terminate and be of no further force or effect on the date on which all the Registrable Shares have been registered under the Securities Act and have been disposed of in accordance with such registration.

SECTION  16.     SUCCESSORS  AND  ASSIGNS;  GENDER,  ETC.
                 ---------------------------------------

     This Agreement shall bind and inure to the benefit of the Company and Duncan and, subject to Section 17, the respective heirs, legal representatives,
                        ----------
successors and assigns of the Company and Duncan. Words in the masculine gender shall include the feminine and neuter and vice versa and the meaning ascribed to terms defined herein shall be applicable to both the singular and plural forms of such terms.

SECTION  17.     ASSIGNMENT.
                 ----------

     Duncan may assign his rights hereunder to any purchaser or transferee of Registrable Shares, whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was substituted for "Duncan" herein and had originally been a party hereto. Within a reasonable time following such assignment, the assignee shall provide to the Company a written notice of the name and address of such transferee or assignee, and such other information as the Company may reasonably request.

SECTION  18.     SEVERABILITY.
                 ------------

     It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION  19.     ENTIRE  AGREEMENT.
                 -----------------

     This Agreement and the other writings referred to therein or delivered pursuant thereto, contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

SECTION  20.     NOTICES.
                 -------

     All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, telecopied, sent by internationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     (i)     If  to  the  Company,  to:

     Omni  Nutraceuticals,  Inc.
     5310  Beethoven  Street
     Los  Angeles,  California  90066
     Telecopier:  (310)  306-4840
     Attention:  Chief  Executive  Officer

     (ii)     If  to  Duncan,  to:

     R.  Lindsey  Duncan
     1750  Chastain  Parkway
     Pacific  Palisades,  California  90272
     Telecopy:(310)  230-8759

     All such notices and other communications shall be deemed to have been given and received (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of delivery by internationally-recognized overnight courier, on the first business day following such dispatch and (c) in the case of mailing, on the third business day following such mailing.

SECTION  21.     MODIFICATIONS;  AMENDMENTS;  WAIVERS.
                 ------------------------------------

     The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by the Company and the holders of at least a majority of the Registrable Shares then outstanding; provided, however, that no such modification, amendment or waiver
              --------   -------
that would treat any holder of Registrable Shares then outstanding in a non-ratable, discriminatory manner shall be made without the prior written consent of such holder. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

SECTION  22.     COUNTERPARTS;  FACSIMILE  SIGNATURES.
                 ------------------------------------

     This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. A facsimile counterpart signature to this Agreement shall be acceptable if the originally executed counterpart is delivered within a reasonable period thereafter.

SECTION  23.     HEADINGS.
                 --------

     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

SECTION  24.     GOVERNING  LAW.
                 --------------

     This Agreement will be governed by and construed in accordance with the domestic laws of the State of California, without giving effect to any choice of law or conflicting provision or rule.

SECTION  25.     JURISDICTION  AND  VENUE.
                 ------------------------

     (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself or himself and its or his property, to the non-exclusive jurisdiction of any California court or federal court of the United States of America sitting in the State of California, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such California court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Should any party institute any action, suit or other proceeding arising out of or relating to this Agreement, the prevailing party shall be entitled to receive from the losing party reasonable attorneys' fees and costs incurred in connection therewith, along with all costs of defense, investigation, preparation, experts and collection.

     (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it or he may legally and effectively do so, any objection that it or he may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Agreement in any of the courts referred to in Section 25(a). Each of the parties hereto irrevocably
                          -------------
waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without the necessity for service by any other means provided by law.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.


     OMNI  NUTRACEUTICALS,  INC.


     By: /s/ Klee Irwin

Name:  Klee Irwin

Title:  President



     /s/ R. Lindsey Duncan

         R.  Lindsey  Duncan


     /s/ Cheryl Wheeler
         Cheryl  Wheeler